EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF

CORETAG , INC.

In connection with the accompanying Quarterly Report on Form 10-Q of CORETAG, INC. for the quarter ended March 31, 2024, the undersigned, Joseph Passalaqua, President and CEO of CORETAG, INC., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended December 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended December 31, 2023 fairly presents, in all material respects, the financial condition and results of operations of CORETAG, INC.

Date: May 13, 2024	/s/ Joseph Passalaqua
Joseph Passalaqua
President Chief Executive Officer Chief Financial Officer (Principal Executive and Principal Financial Officer)